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                                                                   EXHIBIT 23.01


As independent public accountants, we hereby consent to the incorporation by reference of our report dated November 7, 1996 on the Provider Segment of Magellan Health Services, Inc., included in this Form 8-K/A into Crescent Operating, Inc.'s previously filed Registration Statement No. 333-25223 and No. 333-29069.


                                                ARTHUR ANDERSEN LLP


Atlanta, Georgia
 July 29, 1997